Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Acropolis Precious Metals, Inc. (the "Company") on Form 10-QSB for the period ended April 30, 2008, as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Horst Balthes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 10th day of June, 2008.

                                                                                                                   HORST BALTHES
                                                                                                                   Horst Balthes, Chief Financial Officer